UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 14, 2024
(Date of earliest event reported)

Plumas Bancorp
(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
5525 Kietzke Lane, Suite 100, Reno,
Nevada		89511
(Address of principal executive offices)		(Zip Code)

775-786-0907
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PLBC	The NASDAQ Stock Market LLC

Item 1.02 Termination of a Material Definitive Agreement.

On August 14, 2024, Plumas Bank (the “Bank”), a wholly-owned subsidiary of Plumas Bancorp (the “Company”), and Mountainseed Real Estate Services, LLC, a Georgia limited liability company (“Mountainseed”), mutually agreed to terminate an Agreement for Purchase and Sale of Real Property dated as of January 19, 2024 (the “Purchase Agreement”).

The Purchase Agreement provided that Mountainseed would purchase from the Bank three properties operated by the Bank as administrative offices for an aggregate purchase price of approximately $7.9 million, subject to Mountainseed performing satisfactory due diligence and other customary closing conditions. The Purchase Agreement further provided that upon the completion of the sale transaction, Mountainseed would lease the properties back to the Bank.

The termination of the Purchase Agreement does not affect the Bank’s sale and leaseback transaction with Mountainseed with respect to nine branch office properties, which, as previously reported, was completed on February 14, 2024.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1
Agreement for Purchase and Sale of Real Property by and between Plumas Bank and Mountainseed Real Estate Services, LLC (incorporated by referenced to Exhibit 10.2 to the Company’s Form 8-K filed on January 23, 2024)

10.2
First Amendment to Agreement for Purchase and Sale of Property dated as of March 14, 2024 by and between Plumas Bank and Mountainseed Real Estate Services, LLC (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K filed on March 15, 2024)

10.3	Termination Agreement 2024 by and between Plumas Bank and Mountainseed Real Estate Services, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5). The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp
(Registrant)

August 15, 2024	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock
Title: Chief Financial Officer